                                                                  Exhibit 9(tt)

                                  SCHEDULE A
                       TO THE SHAREHOLDER SERVICING PLAN

                           BNY HAMILTON FUNDS, INC.

Name of Series and Class

BNY Hamilton Money Fund - Classic Class
BNY Hamilton Money Fund - Retail Class
BNY Hamilton Money Fund - Hamilton Class
BNY Hamilton Money Fund - Agency Class
BNY Hamilton Money Fund - Premier Class
BNY Hamilton Treasury Money Fund - Classic Class
BNY Hamilton Treasury Money Fund - Retail Class
BNY Hamilton Treasury Money Fund - Hamilton Class
BNY Hamilton Treasury Money Fund - Agency Class
BNY Hamilton Treasury Money Fund - Premier Class
BNY Hamilton New York Tax-Exempt Money Fund - Classic Class
BNY Hamilton New York Tax-Exempt Money Fund - Premier Class
BNY Hamilton 100% US Treasury Securities Money Fund - Classic Class BNY Hamilton 100% US Treasury Securities Money Fund - Hamilton Class BNY Hamilton 100% US Treasury Securities Money Fund - Agency Class BNY Hamilton 100% US Treasury Securities Money Fund - Premier Class BNY Hamilton US Government Money Fund - Classic Class
BNY Hamilton US Government Money Fund - Hamilton Class
BNY Hamilton US Government Money Fund - Agency Class
BNY Hamilton US Government Money Fund - Premier Class

Dated: As of September 30, 2006

                                                                  Exhibit 9(tt)

                                  SCHEDULE A
                       TO THE SHAREHOLDER SERVICING PLAN

                           BNY HAMILTON FUNDS, INC.

Name of Series and Class

BNY Hamilton Money Fund - Classic Class
BNY Hamilton Money Fund - Retail Class
BNY Hamilton Money Fund - Hamilton Class
BNY Hamilton Money Fund - Agency Class
BNY Hamilton Money Fund - Premier Class
BNY Hamilton Treasury Money Fund - Classic Class
BNY Hamilton Treasury Money Fund - Retail Class
BNY Hamilton Treasury Money Fund - Hamilton Class
BNY Hamilton Treasury Money Fund - Agency Class
BNY Hamilton Treasury Money Fund - Premier Class
BNY Hamilton New York Tax-Exempt Money Fund - Classic Class
BNY Hamilton New York Tax-Exempt Money Fund - Premier Class
BNY Hamilton Tax-Exempt Money Fund - Classic Class
BNY Hamilton Tax-Exempt Money Fund - Retail Class
BNY Hamilton Tax-Exempt Money Fund - Hamilton Class
BNY Hamilton Tax-Exempt Money Fund - Agency Class
BNY Hamilton Tax-Exempt Money Fund - Premier Class

Dated: As of December 29, 2006